EXHIBIT 99.1

Icahn Enterprises L.P.

Investor Contacts:
SungHwan Cho, Chief Financial Officer
Peter Reck, Chief Accounting Officer
(212) 702-4300

For Release: August 4, 2016

Icahn Enterprises L.P. Reports Second Quarter 2016 Financial Results
Board approves quarterly distribution of $1.50 per depositary unit

New York, NY - Icahn Enterprises L.P. (NASDAQ:IEP) is reporting second quarter 2016 revenues of $4.4 billion and net loss attributable to Icahn Enterprises of $69 million, or a loss of $0.50 per depositary unit. For the second quarter of 2015 revenues were $5.0 billion and net income attributable to Icahn Enterprises was $212 million, or $1.68 per depositary unit. For the second quarter of 2016, Adjusted EBITDA attributable to Icahn Enterprises was $307 million compared to $622 million in the second quarter of 2015. For the second quarter of 2016, Adjusted EBIT attributable to Icahn Enterprises was $120 million compared to $468 million in the second quarter of 2015.

For the six months ended June 30, 2016, revenues were $7.5 billion and net loss attributable to Icahn Enterprises was $906 million, or a loss of $6.68 per depositary unit. The net loss attributable to Icahn Enterprises for the six months ended June 30, 2016 includes a $334 million non-cash goodwill impairment charge at our energy segment. For the six months ended June 30, 2015 revenues were $9.5 billion and net income attributable to Icahn Enterprises was $373 million, or $2.95 per depositary unit. For the six months ended June 30, 2016, Adjusted EBITDA attributable to Icahn Enterprises was $227 million compared to $1.2 billion for the six months ended June 30, 2015. For the six months ended June 30, 2016, Adjusted EBIT attributable to Icahn Enterprises was $(138) million compared to $899 million for the six months ended June 30, 2015.

On August 3, 2016, the Board of Directors of the general partner of Icahn Enterprises declared a quarterly distribution in the amount of $1.50 per depositary unit. The quarterly distribution is payable in either cash or additional depositary units, at the election of each depositary unit holder and will be paid on or about September 19, 2016 to depositary unit holders of record at the close of business on August 15, 2016.

***

Icahn Enterprises L.P. (NASDAQ:IEP), a master limited partnership, is a diversified holding company engaged in ten primary business segments: Investment, Automotive, Energy, Metals, Railcar, Gaming, Mining, Food Packaging, Real Estate and Home Fashion.

Caution Concerning Forward-Looking Statements

Results for any interim period are not necessarily indicative of results for any full fiscal period. This release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, many of which are beyond our ability to control or predict. Forward-looking statements may be identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of Icahn Enterprises L.P. and its subsidiaries. Among these risks and uncertainties are risks related to economic downturns, substantial competition and rising operating costs; risks related to our investment activities, including the nature of the investments made by the private funds in which we invest, losses in the private funds and loss of key employees; risks related to our automotive activities, including exposure to adverse conditions in the automotive industry, and risks related to operations in foreign countries; risks related to our energy business, including the volatility and availability of crude oil, other feed stocks and refined products, unfavorable refining margin (crack spread), interrupted access to pipelines, significant fluctuations in nitrogen fertilizer demand in the agricultural industry and seasonality of results; risk related to our gaming operations, including reductions in discretionary spending due to a downturn in the local, regional or national economy, intense competition in the gaming industry from present and emerging internet online markets and extensive regulation; risks related to our railcar activities, including reliance upon a small number of customers that represent a large percentage of revenues and backlog, the health of and prospects for the overall railcar industry and the cyclical nature of the railcar manufacturing business; risks related to our food packaging activities, including competition from better capitalized competitors, inability of its suppliers to timely deliver raw materials, and the failure to effectively respond to industry changes in casings technology; risks related to our scrap metals activities, including potential environmental exposure; risks related to our real estate activities, including the extent of any tenant bankruptcies and insolvencies; risks related to our home fashion operations, including changes in the availability and price of raw materials, and changes in transportation costs and delivery times; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. Past performance in our Investment segment is not necessarily indicative of future performance. We undertake no obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per unit amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenues:	(Unaudited)
Net sales	$4,094	$3,979	$7,642	$7,544
Other revenues from operations	523	347	969	676
Net (loss) gain from investment activities	(308)	592	(1,244)	1,183
Interest and dividend income	28	47	70	100
Other income (loss), net	13	19	40	(8)
	4,350	4,984	7,477	9,495
Expenses:
Cost of goods sold	3,448	3,324	6,571	6,449
Other expenses from operations	314	161	560	316
Selling, general and administrative	615	528	1,133	1,005
Restructuring	6	27	21	39
Impairment	—	3	577	4
Interest expense	202	287	443	557
	4,585	4,330	9,305	8,370
(Loss) income before income tax expense	(235)	654	(1,828)	1,125
Income tax expense	(50)	(113)	(66)	(162)
Net (loss) income	(285)	541	(1,894)	963
Less: net loss (income) attributable to non-controlling interests	216	(329)	988	(590)
Net (loss) income attributable to Icahn Enterprises	$(69)	$212	$(906)	$373

Net (loss) income attributable to Icahn Enterprises allocable to:
Limited partners	$(68)	$208	$(888)	$366
General partner	(1)	4	(18)	7
	$(69)	$212	$(906)	$373

Basic and diluted (loss) income per LP unit	$(0.50)	$1.68	$(6.68)	$2.95
Basic and diluted weighted average LP units outstanding	135	124	133	124
Cash distributions declared per LP unit	$1.50	$1.50	$3.00	$3.00

CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)

	June 30,	December 31,
	2016	2015
ASSETS	(Unaudited)
Cash and cash equivalents	$1,920	$2,078
Cash held at consolidated affiliated partnerships and restricted cash	694	1,282
Investments	9,875	15,351
Accounts receivable, net	1,796	1,685
Inventories, net	2,861	2,259
Property, plant and equipment, net	11,442	9,535
Goodwill	1,188	1,504
Intangible assets, net	1,138	1,108
Other assets	1,636	1,601
Total Assets	$32,550	$36,403
LIABILITIES AND EQUITY
Accounts payable	$1,763	$1,416
Accrued expenses and other liabilities	2,578	1,828
Deferred tax liability	1,677	1,197
Securities sold, not yet purchased, at fair value	1,306	794
Due to brokers	2,447	7,317
Post-employment benefit liability	1,212	1,224
Debt	12,969	12,594
Total liabilities	23,952	26,370

Equity:
Limited partners	2,812	4,244
General partner	(286)	(257)
Equity attributable to Icahn Enterprises	2,526	3,987
Equity attributable to non-controlling interests	6,072	6,046
Total equity	8,598	10,033
Total Liabilities and Equity	$32,550	$36,403

Use of Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT. EBITDA represents earnings before interest expense, income tax (benefit) expense and depreciation and amortization. EBIT represents earnings before interest expense and income tax (benefit) expense. We define Adjusted EBITDA and Adjusted EBIT as EBITDA and EBIT, respectively, excluding the effects of impairment, restructuring costs, certain pension plan expenses, OPEB curtailment gains, purchase accounting inventory adjustments, certain share-based compensation, discontinued operations, gains/losses on extinguishment of debt, major scheduled turnaround expenses, FIFO adjustments and unrealized gains/losses on energy segment derivatives and certain other non-operational charges. We present EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT on a consolidated basis and attributable to Icahn Enterprises net of the effect of non-controlling interests. We conduct substantially all of our operations through subsidiaries. The operating results of our subsidiaries may not be sufficient to make distributions to us. In addition, our subsidiaries are not obligated to make funds available to us for payment of our indebtedness, payment of distributions on our depositary units or otherwise, and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries currently may be subject or into which they may enter into in the future. The terms of any borrowings of our subsidiaries or other entities in which we own equity may restrict dividends, distributions or loans to us.

We believe that providing EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT to investors has economic substance as these measures provide important supplemental information of our performance to investors and permits investors and management to evaluate the core operating performance of our business without regard to interest, taxes and depreciation and amortization and the effects of impairment, restructuring costs, certain pension plan expenses, OPEB curtailment gains, purchase accounting inventory adjustments, certain share-based compensation, discontinued operations, gains/losses on extinguishment of debt, major scheduled turnaround expenses, FIFO adjustments and unrealized gains/losses on energy segment derivatives and certain other non-operational charges. Additionally, we believe this information is frequently used by securities analysts, investors and other interested parties in the evaluation of companies that have issued debt. Management uses, and believes that investors benefit from referring to these non-GAAP financial measures in assessing our operating results, as well as in planning, forecasting and analyzing future periods. Adjusting earnings for these charges allows investors to evaluate our performance from period to period, as well as our peers, without the effects of certain items that may vary depending on accounting methods and the book value of assets. Additionally, EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT present meaningful measures of performance exclusive of our capital structure and the method by which assets were acquired and financed.

EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under generally accepted accounting principles in the United States, or U.S. GAAP. For example, EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT:

•	do not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	do not reflect changes in, or cash requirements for, our working capital needs; and

•	do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt.

Although depreciation and amortization are non-cash charges, the assets being depreciated or amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Other companies in the industries in which we operate may calculate EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT differently than we do, limiting their usefulness as comparative measures. In addition, EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations.

EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT are not measurements of our financial performance under U.S. GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with U.S. GAAP or as alternatives to cash flow from operating activities as a measure of our liquidity. Given these limitations, we rely primarily on our U.S. GAAP results and use EBITDA, Adjusted EBITDA, EBIT and Adjusted EBIT only as a supplemental measure of our financial performance.

Use of Indicative Net Asset Value Data

The Company uses indicative net asset value as an additional method for considering the value of the Company’s assets, and we believe that this information can be helpful to investors. Please note, however, that the indicative net asset value does not represent the market price at which the units trade. Accordingly, data regarding indicative net asset value is of limited use and should not be considered in isolation.

The Company's depositary units are not redeemable, which means that investors have no right or ability to obtain from the Company the indicative net asset value of units that they own. Units may be bought and sold on The NASDAQ Global Select Market at prevailing market prices. Those prices may be higher or lower than the indicative net asset value of the units as calculated by management.

See below for more information on how we calculate the Company’s indicative net asset value.

($ in millions)	June 30,	December 31,
	2016	2015
Market-valued Subsidiaries:	(Unaudited)
Holding Company interest in Funds (1)	$1,713	$3,428
CVR Energy (2)	1,104	2,802
CVR Refining - direct holding (2)	47	114
Federal-Mogul (2)	1,152	949
American Railcar Industries (2)	469	549
Total market-valued subsidiaries	$4,483	$7,842

Other Subsidiaries:
Tropicana (3)	$811	$794
Viskase (3)	143	183
Real Estate Holdings (1)	647	656
PSC Metals (1)	178	182
WestPoint Home (1)	174	176
ARL (4)	1,033	852
Ferrous Resources (1)	81	95
IEH Auto and Pep Boys (1)	1,423	249
Trump Entertainment (1)	208	—
Total - other subsidiaries	$4,697	$3,187
Add: Holding Company cash and cash equivalents (5)	211	166
Less: Holding Company debt (5)	(5,488)	(5,490)
Add: Other Holding Company net assets (5)	133	615
Indicative Net Asset Value	$4,036	$6,320

Indicative net asset value does not purport to reflect a valuation of IEP. The calculated Indicative net asset value does not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds. A valuation is a subjective exercise and Indicative net asset value does not necessarily consider all elements or consider in the adequate proportion the elements that could affect the valuation of IEP. Investors may reasonably differ on what such elements are and their impact on IEP. No representation or assurance, express or implied is made as to the accuracy and correctness of indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary.

(1)	Represents equity attributable to us as of each respective date.

(2)	Based on closing share price on each date and the number of shares owned by the Holding Company as of each respective date.

(3)
Amounts based on market comparables due to lack of material trading volume. Tropicana valued at 8.5x Adjusted EBITDA for the twelve months ended December 31, 2015 and June 30, 2016. Viskase valued at 9.0x Adjusted EBITDA for the twelve months ended December 31, 2015 and June 30, 2016.

(4)	ARL value assumes the present value of projected cash flows from leased railcars plus working capital.

(5)	Holding Company's balance as of each respective date.

($ in millions)	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Consolidated Adjusted EBITDA:	(Unaudited)
Net (loss) income	$(285)	$541	$(1,894)	$963
Interest expense, net	199	284	438	550
Income tax expense	50	113	66	162
Depreciation and amortization	251	209	481	413
Consolidated EBITDA	$215	$1,147	$(909)	$2,088
Impairment of assets	—	3	577	4
Restructuring costs	6	27	21	39
Non-Service cost US based pensions	4	—	8	1
FIFO impact unfavorable (favorable)	(46)	(36)	(37)	(11)
Unrealized (gain) loss on certain derivatives	9	(16)	32	29
Major scheduled turnaround expense	9	2	38	2
Certain share-based compensation expense	—	2	—	5
Net loss on extinguishment of debt	5	—	5	2
Other	17	(29)	30	(27)
Consolidated Adjusted EBITDA	$219	$1,100	$(235)	$2,132

IEP Adjusted EBITDA:
Net (loss) income attributable to IEP	$(69)	$212	$(906)	$373
Interest expense, net	142	187	311	371
Income tax expense	40	90	53	124
Depreciation and amortization	187	154	365	301
EBITDA attributable to IEP	$300	$643	$(177)	$1,169
Impairment of assets	—	2	336	3
Restructuring costs	5	22	17	32
Non-Service cost US based pensions	3	—	6	1
FIFO impact unfavorable (favorable)	(27)	(21)	(22)	(7)
Unrealized (gain) loss on certain derivatives	5	(9)	18	17
Major scheduled turnaround expense	3	1	20	1
Certain share-based compensation expense	—	2	—	4
Net loss on extinguishment of debt	1	—	1	1
Other	17	(18)	28	(21)
Adjusted EBITDA attributable to IEP	$307	$622	$227	$1,200

($ in millions)	Three Months Ended June 30,		Three Months Ended March 31,
	2016	2015	2016	2015
Consolidated Adjusted EBIT:	(Unaudited)
Net (loss) income	$(285)	$541	$(1,894)	$963
Interest expense, net	199	284	438	550
Income tax expense	50	113	66	162
Consolidated EBIT	$(36)	$938	$(1,390)	$1,675
Impairment of assets	—	3	577	4
Restructuring costs	6	27	21	39
Non-Service cost US based pensions	4	—	8	1
FIFO impact unfavorable (favorable)	(46)	(36)	(37)	(11)
Unrealized (gain) loss on certain derivatives	9	(16)	32	29
Major scheduled turnaround expense	9	2	38	2
Certain share-based compensation expense	—	2	—	5
Net loss on extinguishment of debt	5	—	5	2
Other	17	(29)	30	(27)
Consolidated Adjusted EBIT	$(32)	$891	$(716)	$1,719

IEP Adjusted EBIT:
Net (loss) income attributable to IEP	$(69)	$212	$(906)	$373
Interest expense, net	142	187	311	371
Income tax expense	40	90	53	124
EBIT attributable to IEP	$113	$489	$(542)	$868
Impairment of assets	—	2	336	3
Restructuring costs	5	22	17	32
Non-Service cost US based pensions	3	—	6	1
FIFO impact unfavorable (favorable)	(27)	(21)	(22)	(7)
Unrealized (gain) loss on certain derivatives	5	(9)	18	17
Major scheduled turnaround expense	3	1	20	1
Certain share-based compensation expense	—	2	—	4
Net loss on extinguishment of debt	1	—	1	1
Other	17	(18)	28	(21)
Adjusted EBIT attributable to IEP	$120	$468	$(138)	$899